Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Compound Natural Foods, Inc., a company duly formed under the laws of Nevada (the "Company"), for the year ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joey Canyon, President (Chief Executive Officer) and Interim Chief Financial Officer (Principal Accounting Officer) of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2010                          /s/ Joey Canyon

                                         Joey Canyon

                                         Chief Executive Officer and

                                         Principal Financial Officer